January 2018

Cautionary Statement Regarding Forward-Looking Statements Forward Looking Statements: Certain statements are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that does not directly relate to any historical or current fact and include, but are not limited to: (1) guidance and expectations for the fourth quarter and full year 2017, including statements regarding expected comparable sales, net sales, adjusted operating margin, interest expense, effective tax rates, net income, adjusted net income, earnings per diluted share, adjusted earnings per diluted share, capital expenditures, cash, operating cash flow, debt levels, and free cash flow; (2) statements regarding expected store openings, store closures, and store conversions; (3) expectations regarding e-commerce sales; (4) plans for future investments; (5) expectations regarding the retail sector; and (6) statements regarding the Company's strategic objectives, plans, and initiatives, including, but not limited to, results expected from such strategic objectives, plans, and initiatives. Forward looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict, and significant contingencies, many of which are beyond the Company's control. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Among these factors are (1) changes in consumer spending and general economic conditions; (2) our ability to identify and respond to new and changing fashion trends, customer preferences, and other related factors; (3) fluctuations in our sales, results of operations, and cash levels on a seasonal basis and due to a variety of other factors, including our product offerings relative to customer demand, the mix of merchandise we sell, promotions, and inventory levels; (4) competition from other retailers; (5) customer traffic at malls, shopping centers, and at our stores and online; (6) our dependence on a strong brand image; (7) our ability to develop and maintain a relevant and reliable omni-channel experience for our customers; (8) the failure or breach of information systems upon which we rely; (9) our ability to protect customer data from fraud and theft; (10) our dependence upon third parties to manufacture all of our merchandise; (11) changes in the cost of raw materials, labor, and freight; (12) supply chain or other business disruption; (13) our dependence upon key executive management; (14) our ability to achieve our strategic objectives, including improving profitability through a balanced approach to growth, increasing brand awareness and elevating our customer experience, transforming and leveraging information technology systems, and investing in the growth and development of our people; (15) our substantial lease obligations; (16) our reliance on third parties to provide us with certain key services for our business; (17) claims made against us resulting in litigation or changes in laws and regulations applicable to our business; (18) our inability to protect our trademarks or other intellectual property rights which may preclude the use of our trademarks or other intellectual property around the world; (19) restrictions imposed on us under the terms of our asset-based loan facility, including restrictions on the ability to effect share repurchases; (20) impairment charges on long-lived assets; and (21) changes in tax requirements, results of tax audits, and other factors that may cause fluctuations in our effective tax rate. Additional information concerning these and other factors can be found in Express, Inc.'s filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward looking statement as a result of new information, future events, or otherwise, except as required by law. 2

Express Is A Large Fashion Apparel Brand


EXPRESS

- One of the largest specialty retail apparel brands with ~$2.1 billion in annual sales
- Strong and enduring dual-gender brand appealing to 20-30 year olds
- Address fashion needs across multiple wearing occasions
- Strong, tenured leadership team

Sales Profile[1,2]


37%
Men's
63%
Women's

Wearing Occasions

- Work
- Casual
- Jeanswear
- Going out

1. For the fiscal year ended January 28, 2017. 2. Excludes "other revenue" of $41 million.

EXPRESS

3

4 Express Is A Large And Relevant Brand Select U.S. Retail Apparel Brands1 $ in millions 1. Based on fiscal 2016 sales data available in public filings.

5 Transforming Business Model $2.1B LTM Net Sales1 STORES  640 company- operated stores in the U.S. and Puerto Rico  Full price and outlet stores  Vital to the overall customer and brand experience  Effective marketing and customer acquisition vehicle  Foundation to omni- channel strategy E-COMMERCE  Express.com and the Express mobile app  Extends brand reach  More choices with expanded sizing and assortments (Petites, Men’s Tall)  More targeted customer outreach and segmentation using analytics  Growing as a percentage of total net sales 1. For the last twelve months ended October 28, 2017. 2. Excludes “other revenue” of $41 million.

6 Express Is An E-Commerce Destination E-Commerce Penetration1 1. Based on e-commerce and total sales data available in public filings and company statements for the most recent period.

7 Retail Industry Transformation ♦ Retail industry will continue to transform ♦ Future demand will be more balanced across channels ♦ Expect e-commerce sales will further increase as a percentage of our total sales in the future ♦ Strategic initiatives are aligned to support this ongoing transformation of the brand ♦ Will continue to invest in:  Growing our brand  Growing our e-commerce business  Expanding our omni-channel capabilities  Optimizing our store footprint

8 Fourth Quarter And 2017 Business Update ♦ Positive start to Q4 in November and early December, however the key weeks leading up to Christmas were disappointing ♦ December performance was most challenging in our retail stores, where traffic was worse than expected ♦ E-commerce sales quarter to date continue to trend positively, up double-digits versus last year ♦ Dresses and sweaters were primary drivers of the sales miss relative to our expectations ♦ On a positive note, January to date sales have stabilized, improving relative to the December trend ♦ Based on our holiday performance, we lowered our fourth quarter and full year 2017 outlook for comps and EPS ♦ Made changes to the merchant leadership organization and commenced a search for a new chief merchandising officer

♦ Improve profitability through a balanced approach to growth ♦ Increase brand awareness and elevate our customer experience ♦ Transform and leverage information technology systems ♦ Invest in the growth and development of our people 9 Our Four Key Strategic Objectives

10 ♦ Improved Clarity and Fashion Message ♦ New Brand Architecture ♦ E-Commerce Growth ♦ NEXT Loyalty Program ♦ Omni-Channel Capabilities ♦ Store Footprint Optimization and Outlet Strategy ♦ Cost Savings Initiatives Key Initiatives To Drive Improved Performance Karlie Kloss EXPRESS Brand Ambassador

♦ Reduced choices and increased depth per choice ♦ Focused on telling more defined fashion stories ♦ Greater emphasis on building key items ♦ Improved signage and navigation in stores 11 Improved Clarity And Fashion Message

♦ New brand architecture focusing on our fashion authority and the individual style, creativity, and ambition of our customers ♦ Digital, video, and social engagement momentum ♦ Content creation, ambassadors, and fashion influencers ♦ New experiences across key markets – pop-ups and in-mall and partner activations ♦ NBA league-wide marketing partnership 12 New Brand Architecture

E-Commerce Sales1 ♦ Strong LTM e-commerce sales growth of 19% driven by increased traffic and conversion ♦ Expect e-commerce penetration of total sales to continue increasing in the future $ in millions 13 Strong E-Commerce Growth 2 E-Commerce Penetration 3 3 1. Excludes “other revenue” for each of the years presented. 2. FY12 and FY17 represent 53-week years. 3. For the last twelve months ended October 28, 2017. 2

14 Strong E-Commerce Growth

15 Successful Relaunch of NEXT Loyalty Program ♦ Highly successful relaunch of NEXT loyalty program ♦ Improved sign-up process and enhanced member value proposition ♦ Social engagement incorporated into program ♦ Achieved enrollment goal ahead of plan ♦ Historically NEXT members shop more frequently, spend more, and stay longer than non-loyalty customers

16 Expanded Omni-Channel Capabilities ♦ Omni-channel strategy hinges on having the right store locations and brand exposure ♦ Successful launch of “ship from store” in Q3 2017 and will expand to the majority of retail stores in 2018 ♦ Launched pilot of “buy online, pick up in store” in Q3 2017 and will look to expand capability in 2018 • Incremental sales • Inventory productivity • Reduced markdowns Ship From Store • Customer benefit • Drives store traffic • Additional opportunity to engage Buy Online, Pick Up In Store

17 ♦ Focused on improving stores’ productivity and profitability ♦ Constructed a flexible real estate portfolio and seeking improved lease economics and greater flexibility in terms ♦ Closing stores where future economics no longer make sense ♦ Converting select lower volume mall stores to outlet format Store Footprint Optimization Store Portfolio 1 1. Projection for the period ending February 3, 2018.

Retail Stores 18 Optimize Retail Footprint 1 February 3, 2018 projection. ♦ Significantly reduced the number of Express retail store locations in the past four years ♦ Exited Canada in 2017, closing all 17 stores ♦ Converting 24 retail stores to outlets in 2017 1 % of Total Stores 1. Projection for the period ending February 3, 2018.

♦ Successfully expanded outlet business since 2014 launch ♦ Solid return on investment characteristics ♦ Merchandise focused on the prior year’s best sellers in Express retail stores ♦ Retail-to-outlet conversions have proven effective in driving productivity and profitability improvement 19 Expand Outlet Store Base % of Total Stores 1 Outlet Stores 1. Projection for the period ending February 3, 2018.

20 Significant Cost Savings Initiatives Savings By Category Expected Savings Timeline $ in millions ♦ On track to deliver $44 to $54 million in cost savings opportunities over 2016-2019 period  Merchandise margin savings through expansion of factory sourcing base  Buying & occupancy cost savings through sustainability efforts within stores  SG&A expense savings through enhanced focus on overall productivity ♦ Also manage to a zero-based budgeting approach

Financial Overview

Net Sales and Comparable Sales % Change 22 Financial Performance Sales in $ millions, unless otherwise noted ♦ Sales in 2016 and 2017 have been pressured by declining mall traffic and a promotional retail environment 1 1,2 1. FY12 and FY17 represent 53-week years. 2. Based on our 2017 guidance as of January 9, 2018. See page 24.

Diluted EPSOperating Margin 23 Financial Performance ♦ Operating margin and earnings have been negatively impacted by net sales declines 441,2,3 2,5 1. Adjusted Operating Margin. Adjusted Operating Margin is calculated based on Adjusted Operating Income which excludes the impact of non-core items and also excludes the impact of any changes in tax legislation. Adjusted Operating Income is a non-GAAP financial measure. Refer to pages 30-34 for information about non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures. 2. FY17 represents a 53-week year. 3. Based on the mid-point of our 2017 guidance as of January 9, 2018. See page 24. 4. Adjusted Diluted EPS. Adjusted Diluted EPS is calculated based on Adjusted Net Income which excludes the impact of non-core items. Adjusted Diluted EPS is a non-GAAP financial measure. Refer to pages 30-34 for information about non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures. 5. Based on our 2017 guidance as of January 9, 2018. Adjusted Diluted EPS is calculated based on Adjusted Net Income which excludes the impact of non-core items and also excludes the impact of any changes in tax legislation. Adjusted Diluted EPS is a non-GAAP financial measure. Refer to pages 30-34 for information about non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures. See page 24.

24 2017 Financial Guidance Guidance as of January 9, 20181 Q4 2017 FY 2017 Comparable Sales Negative 1% to 2% Negative 4% Interest Expense, Net $0.2 million $2.3 million Effective Tax Rate Approximately 39% Approximately 40% Adjusted Tax Rate Approximately 46%(2) Net Income $24.5 to $26.0 million $14.3 to $15.8 million (3) Adjusted Net Income $26.0 to $27.5 million (4) Diluted EPS $0.31 to $0.33 $0.18 to $0.20 (3) Adjusted Diluted EPS $0.33 to $0.35 (4) 79.2 million 78.9 million Capital Expenditures ~$60 million Weighted Average Diluted Shares ♦ Based on our holiday results, we updated our EPS guidance for Q4 and full year 2017 1. This guidance does not take into account any additional non-core items that may occur and also excludes the impact of any changes in tax legislation. 2. Adjusted tax rate excludes the impact of the $12.5 million tax benefit related to the exit of Canada. 3. Includes $24.2 million of expense, or $11.7 million net of tax and $0.15 per share, related to the exit of Canada. 4. Adjusted Net Income and Adjusted Diluted EPS are non-GAAP financial measures. Refer to pages 30-34 for information about non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures.

Operating Cash FlowCash and Debt 25 Balance Sheet and Cash Flow $ in millions$ in millions ♦ Sound balance sheet with $198 million in cash at the end of Q3 2017 ♦ We expect approximately $240 million in cash and no debt at the end of 2017 1 ♦ Fiscal 2017 operating cash flow estimated to be approximately $110 million 1 1,2 1,2 1. Based on the mid-point of our 2017 guidance as of January 9, 2018. See page 24. 2. FY17 represents a 53-week year.

Free Cash Flow1Capital Expenditures 26 Capital Spend and Free Cash Flow $ in millions $ in millions Elevated due to significant IT investments ♦ Priorities of cash use include:  Reinvesting back into the business (e.g. new outlet stores, retail remodels, and technology)  $145 million remaining under current share repurchase program ♦ Fiscal 2017 free cash flow estimated to be approximately $50 million 1 2 2,3 1. Free cash flow is a non-GAAP financial measure. Free cash flow represents cash flow from operations less capital expenditures. Refer to pages 30-34 for information about non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures. 2. FY17 represents a 53-week year. 3. Based on the mid-point of our 2017 guidance as of January 9, 2018. See page 24.

Summary

♦ Strong and Enduring Brand, Uniquely Positioned Within Industry  Established lifestyle brand with over 35 years of heritage  Attractive customer demographic profile – targeting both women and men between 20 and 30 years old  Products that serve the lifestyle needs of our core demographic ♦ Key Strategic Objectives  Improve profitability through a balanced approach to growth  Increase brand awareness and elevate our customer experience  Transform and leverage information technology systems  Invest in the growth and development of our people ♦ Solid Financial Characteristics  Net sales of $2.1 billion and Adjusted EBITDA of $144 million for the 52-weeks ended October 28, 2017 1  Sound balance sheet with $198 million in cash and no debt 2  History of strong operating and free cash flow generation  $145 million remaining under existing share repurchase program 28 Investment Thesis 1. EBITDA is earnings before interest, taxes, depreciation and amortization. EBITDA is a non-GAAP financial measure. Adjusted EBITDA is calculated based on adjusted earnings, which excludes the impact of non-core items, before interest, taxes, depreciation and amortization. Refer to pages 30-34 for information about non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures. 2. As of the quarterly period ended October 28, 2017.

Appendix

Cautionary Statement Regarding Non-GAAP Financial Measures Non-GAAP Financial Measures This presentation contains references to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Adjusted EBITDA, Adjusted Operating Margin, Adjusted Operating Income, Adjusted Net Income, Adjusted Diluted EPS (EPS), and Free Cash Flow which are non-GAAP financial measures. These measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles (GAAP) included in Express, Inc.’s filings with the Securities and Exchange Commission and may differ from similarly titled measures used by others. Please refer to slides 31-34 in this presentation for additional information and reconciliations of these measures to the most directly comparable financial measures calculated in accordance with GAAP. Management believes that Adjusted EBITDA, Adjusted Operating Margin, Adjusted Operating Income, Adjusted Net Income, and Adjusted Diluted EPS provide useful information because they exclude items that may not be indicative of or are unrelated to our underlying business results, and provide a better baseline for analyzing trends in our underlying business. In addition, Adjusted Diluted EPS is used as a performance measure in our executive compensation program for purposes of determining the number of equity awards that are ultimately earned and Adjusted Operating Income is used as a performance measure in our cash incentive compensation program. Management believes that Free Cash Flow provides useful information regarding liquidity as it shows our operating cash flow generation less cash reinvested back into the business (capital expenditures). 30

31 LTM Adjusted EBITDA Non-GAAP Reconciliations * Does not foot due to rounding. 52-weeks ($ in millions) Ended October 28, 2017 GAAP Net Income $13 Impact of Canadian Exit $24 Income Tax Benefit-Canadian Exit ($12) Adjusted Net Income* $24 Depreciation and amortization $95 Interest expense $3 Provision for income taxes $22 Adjusted EBITDA $144

32 Non-GAAP Reconciliations 1. Based on the mid-point of our 2017 guidance as of January 9, 2018 and estimated 2017 net sales of approximately $2.1 billion. See pages 22 and 24. Projected FY 2017 Adjusted Operating Income, Adjusted Net Income and Adjusted Diluted EPS1 This guidance does not take into account any additional non-core items that may occur and the impact of any changes in tax legislation. See page 24. Fifty-Three Weeks Ended February 3, 2018 (in thousan s, except per share am nts) Projected Operating Income Projected Net Income Projected Diluted Earnings per Share Projected Weighted Average Diluted Shares Outstanding Projected GAAP Measure $ 27,400 $ 15,050 $ 0.19 78,942 Projected Impact of Canadian Exit 24,200 24,200 0.31 Projected Income Tax Benefit - Canadian Exit (12,500) (0.16) Projected Adjusted Non-GAAP Measure $ 51,600 $ 26,750 $ 0.34

33 2015 and 2016 Adjusted Net Income and Adjusted Diluted EPS Non-GAAP Reconciliations

34 2014 – 2017 Free Cash Flow Non-GAAP Reconciliations 1 1. Based on the mid-point of our 2017 guidance as of January 9, 2018. See page 24. 52-weeks 52-weeks 52-weeks 53-weeks ($ in millions) Ended Ended Ended Ended January 31, January 30, January 28, February 3, 2015 2016 2017 2018 Cash flow from operations $157 $230 $187 ~$110 Less: Capital expenditures $115 $115 $99 ~$60 Free Cash Flow $41 $114 $88 ~$50